SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC   20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - April 27, 2004

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-4491	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

First Tennessee National Corporation
(former name or address, if changed since last report)

ITEM 7.Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 9, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon National Corporation’s (“Corporation”) previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #           Description

 99.1                Second Quarter 2004 Analyst Packet

ITEM 9.           REGULATION FD DISCLOSURE

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation's Second Quarter 2004 Analyst Packet which is scheduled to be released April 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIRST  HORIZON NATIONAL CORPORATION

Date: April 27, 2004             By:       /s/ Marlin L. Mosby III
                                               Name: Marlin L. Mosby III
                                               Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibit is furnished pursuant to Item 9 is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #           Description

99.1                 Second Quarter 2004 Analyst Packet

SECOND QUARTER ANALYST VISIT

FORWARD LOOKING STATEMENT DISCLOSURE
This document contains forward-looking statements involving significant risks and uncertainties. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in the recent earnings press release and in more detail in the most current 10-Q and 10-K and herein. First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time, to reflect future events or developments.

2004 discussions are based on management’s projections and estimates.

All sources are based on internally generated reports unless otherwise noted.

1st QUARTER EARNINGS TRENDS

	1Q03	1Q04
EPS	$.91	$.92
ROE	27.7%	25.6%
ROA	2.07%	1.93%
After-tax Income	$119	$119

1ST QUARTER 2004 EARNINGS HIGHLIGHTS

  Earnings mix rebalances
    First Tennessee and Transaction Processing combined pre-tax income increased 55%
    Asset quality improved significantly
    First Horizon and FTN Financial transition to more difficult operating environments
    Corporate discretionary spending curtailed
  National expansion strategy generated $58 million in revenues, up 81% from last year; HELOC securitization created $5 million in pre-tax
  Incremental investment in Northern VA and Middle TN of $4mm million

RELATIVE EARNINGS PERFORMANCE

	2002	2003	2004	3 Year
EPS Growth	Actual	Actual	Outlook	Average

First Horizon National Corp	19%	25%	0% to 8%	15% to 17%
High Performers	13%	7%	12%	11%
Top 50	12%	7%	9%	8%

Source: First Call

2004 EARNINGS TRANSITION

> Reported 2003 Earnings                                                                                           $ in millions

  Favorable operating environment                                                                   (225-275)

    Loss of excess REFI earnings
    Fixed income sales slow

  Planned Operational Offsets                                                                          +200-225

    Reduced discretionary investing
    Servicing Portfolio Profitability
    Returns on discretionary investments
    Balance sheet repositioning

  Continued Strategic Growth Opportunities                                               +110-150
  Potential Earnings Issues                                                                                    (0-20)

> Growth continues, but slows to between industry average and outlook for High Performers

Reflects management's current outlook for 2004 operating environment

2004 MARKET EARNINGS EXPECTATIONS

Market Expectations for Industry Peer Growth Rates	9%	12%
Resulting FHN earnings	$3.95	$4.05

Market Consensus EPS for FHN	$3.83

Market Expected Growth Rate for FHN:	6%

Industry Growth
High Performer Growth

Source: First Call

CURRENT ISSUES

  Interest Rate Lock Commitment Ruling
  Trust Preferred loses Tier 1 equity treatment

STRATEGIC GROWTH INITIATIVES
"Continuing High Performance"

LONG-TERM EARNINGS DRIVERS
Five Year Horizon

> Industry Growth Assumption                                                         7% to 8%

National Expansion Strategy                                               +3% to 6%

  Sales Force Growth
  Cross-Sell
  Broadened Product Offerings

Enterprise-Wide Opportunities                                           +2% to 3%
Efficiency Gains                                                                     +1% to 2%

  > FHN's High Performing Growth                                                   13% to 19%

  SALES FORCE GROWTH

	2003	2004
Total Sales Force Growth	25%	15%

  > Historical Industry Growth Comparison of 2%*

    Note: Year-End to Year-End
    *Source: Regional Financial Associates of Financial Services Employment Growth

    NATIONAL EXPANSION
    Statistical Trends

	2002	2003	1Q04	Improvement
Banking HHs (000's)	83.7	155.8	164.6	40% Growth

% of HHs with Banking Products	19%	30%	31%	12 Percentage Points

National Financial Services Revenue in First Horizon Home Loans	$133	$151	$232*	32% Growth

    Note: First Horizon Home Loans revenue unrelated to servicing and origination

    *Annualized 1Q04 results

    ENTERPRISE-WIDE OPPORTUNITIES

      $22 million in earnings were created in 2003 through securitization of mortgage product through FTN Financial, using FTN Financial for investment banking services, and various product related operational initiatives.
      + $10-20 million incremental earnings in 2004, as securitization of third party HELOC origination is initiated.
      Cumulative earnings opportunity $50 million plus over long-term strategic horizon.

    EFFICIENCY GAINS

      First Tennessee initiatives implemented
      First Horizon productivity enhancements
      Leverage shared services and corporate support
      Employee-related costs slowed

    CONCLUDING REMARKS

    MORTGAGE AND DEPOSITORY FIXED INCOME CONTRIBUTION TO EARNINGS

	1Q 03	4Q 03	1Q 04

First Horizon:
Mortgage	62%	35%	33%
Financial Services	3%	10%	18%

FTN Financial:
Deposit-Fix Inc	12%	7%	8%
NonDeposit-Fix Inc	6%	5%	6%
Additional Products	7%	11%	7%

    Reflects management's current outlook for 2004 operating environment

    Note: FTN Financial assumes constant margins across products while First Horizon incorporates specific product allocations

    EPS PROGRESSION

    The following is a brief text description of a graph that has been omitted. The graph represents EPS progression from fourth quarter 2001 to first quarter 2004. FHN quarterly EPS begins with $.68 and ends with $.92 showing an increase throughout the quarters. FHN trailing annual EPS begins with $2.42 and ends with $3.63 and mostly increases during that timeframe. Trailing EPS at a 10 percent growth rate begins with $2.42 and ends with $3.02 and steadily increases during that time. The 10 percent growth is based on First Call long term growth estimates.

    STOCK PRICE IMPACT

    The following is a brief text description of a graph that has been omitted. The graph represents fourth quarter 2001 to first quarter 2004. FHN period-end stock price begins with $36.26 and ends with $46.38 and goes up and down within that timeframe. Stock Price at FHN EPS growth and industry P/E begins with $36.30 and ends with $54.45 and mostly increases that timeframe. Stock price at 10 percent growth and industry P/E begins with $36.30 and ends with $45.33 and steadily increases during that timeframe.

    Based on an industry P/E of 15.

    CHANGE IN HOLDING COMPANY NAME

    First Horizon National Corporation

    2004 KEY ASSUMPTIONS

      Short Term interest rates increase 100 bps in the second half of the year
      Current yield curve steepness remains throughout the year
      GDP growth of 4.3% for the year
      Mortgage originations of $2.5 trillion for the year
      Reasonable competitive pricing
      Asset Quality relatively stable